UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2025

Calidi Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Dr., Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 794-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered

Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 9, 2025, Calidi Biotherapeutics, Inc., (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of May 19, 2025, there were 31,792,580 shares of Common Stock issued and outstanding and entitled to vote.

At the Annual Meeting, 16,932,481 shares of Common Stock, representing approximately 53.26% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder vote at the Annual Meeting, each of which received a sufficient number of votes to pass.

1.	Election of Class II Director Nominees. The stockholders elected James Schoeneck and George Peoples as Class II Directors of the Company by a plurality of the votes cast, and without contest, to serve a three-year term until the 2028 Annual Meeting of Stockholders or until their successor has been duly elected.

NAME	FOR	WITHHLED	BROKER NON-VOTE
James Schoeneck	6,493,201	1,156,832	9,282,448
George Peoples	6,611,798	1,038,235	9,282,448

2.	Ratification of the appointment of Auditor. Stockholders approved and ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,610,972	1,253,674	67,835	-

3.	Reverse Stock Split. Stockholders approved an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Board of Directors, effect a reverse stock split with respect to the Company’s shares of issued and outstanding Common Stock, which consists of Voting Common Stock and Non-Voting Common Stock, at a ratio between 1-for-2 and 1-for-19 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,295,881	2,578,967	57,633	-

4.	2023 Plan Amendment. Stockholders approved an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”), to increase the aggregate number of shares of common stock authorized for grant under the 2023 Plan from 393,780 to 3,393,780.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,791,310	1,747,523	111,200	9,282,448

All the proposals presented for a vote at the Annual Meeting were approved by the Company’s stockholders. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting, except a proposal to adjourn the meeting to a later date, if necessary, to permit further solicitation and vote proxies in the event there were not sufficient votes in favor of the proposals. Based upon the voting results, the latter was not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calidi Biotherapeutics, Inc.
Dated: July 11, 2025
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer